EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR PRAIRIE WALK, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Agreement of Purchase and Sale dated November 30, 2011 (as may be amended, the “Purchase Agreement”), between Prairie Walk, LLC (“Seller”) and Assignor for the purchase and sale of that certain real property located in Kansas City, Missouri, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment , and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this December 19, 2011.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC., a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Secretary

ASSIGNEE:

SIR PRAIRIE WALK, LLC an Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Rodney F. Emery
	Name:	Rodney F. Emery
	Title:	CEO and President

Exhibit A

LEGAL DESCRIPTION

Real property in the City of Kansas City, County of Jackson, State of Missouri, described as follows:

LOTS 1, 2 AND 3, HILLSIDE PARK, A SUBDIVISION IN KANSAS CITY, JACKSON COUNTY, MISSOURI, AS CLARIFIED BY SURVEYOR’S AFFIDAVIT RECORDED FEBRUARY 14, 1983, AS DOCUMENT NO. K-549890 IN BOOK K-1193 AT PAGE 1971.